EXHIBIT 99
                                                                      ----------

DEC TABLES REPORT
Deal: MALT0202A    Bond Name: 1A1

                Date                 1A1                 1A1                 1A1                 1A1                 1A1
                                       0                  50                 100                 150                 200

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  81                  75                  70                  65                  59
           9/25/2004                  61                  52                  44                  36                  29
           9/25/2005                  59                  45                  34                  25                  17
           9/25/2006                  58                  41                  27                  17                   9
           9/25/2007                  57                  36                  22                  11                   4
           9/25/2008                  56                  32                  17                   7                   2
           9/25/2009                  54                  29                  14                   5                   *
           9/25/2010                  53                  26                  11                   3                   0
           9/25/2011                  52                  23                   9                   2                   0
           9/25/2012                  50                  21                   7                   2                   0
           9/25/2013                  49                  18                   6                   1                   0
           9/25/2014                  47                  16                   5                   1                   0
           9/25/2015                  45                  14                   4                   1                   0
           9/25/2016                  43                  13                   3                   *                   0
           9/25/2017                  41                  11                   2                   *                   0
           9/25/2018                  39                  10                   2                   *                   0
           9/25/2019                  37                   8                   2                   *                   0
           9/25/2020                  35                   7                   1                   *                   0
           9/25/2021                  32                   6                   1                   *                   0
           9/25/2022                  29                   5                   1                   *                   0
           9/25/2023                  26                   4                   1                   *                   0
           9/25/2024                  23                   4                   *                   *                   0
           9/25/2025                  21                   3                   *                   *                   0
           9/25/2026                  18                   2                   *                   *                   0
           9/25/2027                  14                   2                   *                   *                   0
           9/25/2028                  12                   1                   *                   *                   0
           9/25/2029                   9                   1                   *                   *                   0
           9/25/2030                   5                   *                   *                   *                   0
           9/25/2031                   2                   *                   *                   *                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               11.66                5.65                3.38                2.32                1.75

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0202A  30 year  10.4's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/12/2002   09:00:47
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 1A1  Balance: 31,295,000 Coupon:    7.25000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 8.06  WAM: 332.36  Pricing Speed: 100.00  PPC (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        9.137       10.297       11.567       12.893       14.248
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            11.656        5.652        3.384        2.323        1.746
DURATION             5.236        3.150        2.214        1.700        1.379
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              9/32         9/32         9/32         9/32        11/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0202B  30 year  7.1's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/12/2002   09:01:14
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 2A1  Balance: 75,214,000 Coupon:    6.59000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 7.19  WAM: 355.16  Pricing Speed: 100.00  PPC (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        7.708        8.539        9.563       10.746       12.058
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            19.708        8.829        4.918        3.159        2.234
DURATION             9.472        5.158        3.314        2.357        1.792
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              8/32         8/32         8/32         8/32        12/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0202B    Bond Name: 2A1

                Date                 2A1                 2A1                 2A1                 2A1                 2A1
                                       0                  50                 100                 150                 200

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  93                  86                  80                  73
           9/25/2004                  98                  83                  70                  57                  46
           9/25/2005                  97                  75                  56                  41                  27
           9/25/2006                  95                  67                  45                  28                  15
           9/25/2007                  94                  60                  36                  19                   7
           9/25/2008                  93                  54                  29                  12                   3
           9/25/2009                  91                  48                  23                   8                   *
           9/25/2010                  89                  43                  18                   5                   0
           9/25/2011                  88                  39                  15                   4                   0
           9/25/2012                  86                  35                  12                   3                   0
           9/25/2013                  84                  32                  10                   2                   0
           9/25/2014                  81                  28                   8                   1                   0
           9/25/2015                  79                  25                   7                   1                   0
           9/25/2016                  76                  22                   5                   1                   0
           9/25/2017                  74                  20                   4                   1                   0
           9/25/2018                  71                  18                   4                   *                   0
           9/25/2019                  67                  15                   3                   *                   0
           9/25/2020                  64                  13                   2                   *                   0
           9/25/2021                  60                  12                   2                   *                   0
           9/25/2022                  56                  10                   1                   *                   0
           9/25/2023                  52                   9                   1                   *                   0
           9/25/2024                  48                   7                   1                   *                   0
           9/25/2025                  43                   6                   1                   *                   0
           9/25/2026                  38                   5                   *                   *                   0
           9/25/2027                  32                   4                   *                   *                   0
           9/25/2028                  26                   3                   *                   *                   0
           9/25/2029                  19                   2                   *                   *                   0
           9/25/2030                  13                   1                   *                   *                   0
           9/25/2031                   5                   *                   *                   *                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               19.71                8.83                4.92                3.16                2.23

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0202C    Bond Name: 3A1

                Date                 3A1                 3A1                 3A1                 3A1                 3A1
                                       0                  50                 100                 150                 200

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  93                  86                  80                  74
           9/25/2004                  98                  84                  70                  58                  46
           9/25/2005                  97                  75                  57                  41                  28
           9/25/2006                  96                  68                  45                  28                  15
           9/25/2007                  95                  61                  36                  19                   7
           9/25/2008                  93                  55                  29                  13                   3
           9/25/2009                  92                  49                  23                   8                   *
           9/25/2010                  90                  44                  18                   5                   0
           9/25/2011                  89                  40                  15                   4                   0
           9/25/2012                  87                  36                  12                   3                   0
           9/25/2013                  85                  32                  10                   2                   0
           9/25/2014                  83                  29                   8                   2                   0
           9/25/2015                  81                  26                   7                   1                   0
           9/25/2016                  78                  23                   6                   1                   0
           9/25/2017                  76                  20                   4                   1                   0
           9/25/2018                  73                  18                   4                   *                   0
           9/25/2019                  70                  16                   3                   *                   0
           9/25/2020                  66                  14                   2                   *                   0
           9/25/2021                  63                  12                   2                   *                   0
           9/25/2022                  59                  11                   1                   *                   0
           9/25/2023                  55                   9                   1                   *                   0
           9/25/2024                  50                   8                   1                   *                   0
           9/25/2025                  45                   6                   1                   *                   0
           9/25/2026                  40                   5                   *                   *                   0
           9/25/2027                  35                   4                   *                   *                   0
           9/25/2028                  28                   3                   *                   *                   0
           9/25/2029                  22                   2                   *                   *                   0
           9/25/2030                  15                   1                   *                   *                   0
           9/25/2031                   7                   1                   *                   *                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               20.20                8.96                4.97                3.19                2.26

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0202C  30 year  10.6's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/12/2002   09:03:11
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 3A1  Balance: 139,727,000 Coupon:    7.00000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 7.73  WAM: 357.87  Pricing Speed: 100.00  PPC (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        8.148        8.981        9.998       11.165       12.452
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            20.199        8.960        4.969        3.189        2.256
DURATION             9.268        5.086        3.290        2.352        1.796
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              9/32         9/32         9/32         9/32        12/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0202D  30 year  9.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/12/2002   09:04:07
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 4A1  Balance: 101,314,000 Coupon:    7.75000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 8.28  WAM: 355.76  Pricing Speed: 100.00  PPC (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        8.977        9.834       10.891       12.125       13.512
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            20.368        8.937        4.893        3.095        2.163
DURATION             8.735        4.845        3.137        2.231        1.691
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              7/32         7/32         7/32         6/32         9/09

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0202D    Bond Name: 4A1

                Date                 4A1                 4A1                 4A1                 4A1                 4A1
                                       0                  50                 100                 150                 200

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  99                  92                  85                  78                  71
           9/25/2004                  98                  83                  69                  56                  44
           9/25/2005                  97                  75                  56                  40                  26
           9/25/2006                  96                  67                  45                  27                  15
           9/25/2007                  95                  60                  36                  18                   7
           9/25/2008                  94                  54                  28                  12                   2
           9/25/2009                  93                  49                  23                   8                   0
           9/25/2010                  91                  44                  18                   5                   0
           9/25/2011                  90                  40                  15                   4                   0
           9/25/2012                  88                  36                  12                   3                   0
           9/25/2013                  86                  32                  10                   2                   0
           9/25/2014                  84                  29                   8                   1                   0
           9/25/2015                  82                  26                   7                   1                   0
           9/25/2016                  79                  23                   5                   1                   0
           9/25/2017                  77                  21                   4                   1                   0
           9/25/2018                  74                  18                   4                   *                   0
           9/25/2019                  71                  16                   3                   *                   0
           9/25/2020                  68                  14                   2                   *                   0
           9/25/2021                  64                  12                   2                   *                   0
           9/25/2022                  60                  11                   1                   *                   0
           9/25/2023                  56                   9                   1                   *                   0
           9/25/2024                  51                   8                   1                   *                   0
           9/25/2025                  46                   6                   1                   *                   0
           9/25/2026                  41                   5                   *                   *                   0
           9/25/2027                  35                   4                   *                   *                   0
           9/25/2028                  28                   3                   *                   *                   0
           9/25/2029                  21                   2                   *                   *                   0
           9/25/2030                  14                   1                   *                   *                   0
           9/25/2031                   6                   *                   *                   *                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               20.37                8.94                4.89                3.10                2.16

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

MALT0202E  30 year  9.5's          User ID: mgenis          Deals Directory: /home/mgenis/DEALS
----------------------------------------------------------------------------------------------------------------------------------
Price Yield Table Report       Date:    09/17/2002   11:59:56
UBS Warburg LLC
----------------------------------------------------------------------------------------------------------------------------------
Bond: 5A1  Balance: 94,510,000 Coupon:    7.00000  Delay:  24  Class Factor: 1.00  Accruing Since:  9/01/2002
Settlement Date:  9/30/2002  WHOLE 30 year  WAC: 7.76  WAM: 305.13  Pricing Speed: 100.00  PPC (duration at: 90- 0)
----------------------------------------------------------------------------------------------------------------------------------
       MONTHS          PPC          PPC          PPC          PPC          PPC
                         0           50          100          150          200




----------------------------------------------------------------------------------------------------------------------------------
        90- 0        8.619        9.395       10.380       11.554       12.898
----------------------------------------------------------------------------------------------------------------------------------
AVG LIFE            10.444        6.435        4.199        2.895        2.098
DURATION             6.415        4.182        2.903        2.135        1.647
FIRST PAY            10/02        10/02        10/02        10/02        10/02
LAST PAY              9/17         9/17         9/17         9/17         9/10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MALT0202E    Bond Name: 5A1

                Date                 5A1                 5A1                 5A1                 5A1                 5A1
                                       0                  50                 100                 150                 200

           9/25/2002                 100                 100                 100                 100                 100
           9/25/2003                  92                  85                  79                  73                  66
           9/25/2004                  90                  77                  64                  52                  42
           9/25/2005                  89                  69                  52                  37                  25
           9/25/2006                  87                  61                  41                  26                  14
           9/25/2007                  83                  53                  32                  17                   7
           9/25/2008                  81                  47                  25                  11                   3
           9/25/2009                  76                  41                  19                   7                   1
           9/25/2010                  74                  36                  15                   5                   0
           9/25/2011                  72                  32                  12                   3                   0
           9/25/2012                  65                  27                   9                   2                   0
           9/25/2013                  57                  22                   7                   2                   0
           9/25/2014                  55                  19                   6                   1                   0
           9/25/2015                  37                  12                   3                   1                   0
           9/25/2016                  26                   8                   2                   *                   0
           9/25/2017                   0                   0                   0                   0                   0
           9/25/2018                   0                   0                   0                   0                   0
           9/25/2019                   0                   0                   0                   0                   0
           9/25/2020                   0                   0                   0                   0                   0
           9/25/2021                   0                   0                   0                   0                   0
           9/25/2022                   0                   0                   0                   0                   0
           9/25/2023                   0                   0                   0                   0                   0
           9/25/2024                   0                   0                   0                   0                   0
           9/25/2025                   0                   0                   0                   0                   0
           9/25/2026                   0                   0                   0                   0                   0
           9/25/2027                   0                   0                   0                   0                   0
           9/25/2028                   0                   0                   0                   0                   0
           9/25/2029                   0                   0                   0                   0                   0
           9/25/2030                   0                   0                   0                   0                   0
           9/25/2031                   0                   0                   0                   0                   0
           9/25/2032                   0                   0                   0                   0                   0
           9/25/2033                   0                   0                   0                   0                   0
           9/25/2034                   0                   0                   0                   0                   0
           9/25/2035                   0                   0                   0                   0                   0
           9/25/2036                   0                   0                   0                   0                   0
           9/25/2037                   0                   0                   0                   0                   0
           9/25/2038                   0                   0                   0                   0                   0
           9/25/2039                   0                   0                   0                   0                   0
           9/25/2040                   0                   0                   0                   0                   0
           9/25/2041                   0                   0                   0                   0                   0
           9/25/2042                   0                   0                   0                   0                   0

 Average Life(Years)               10.44                6.43                4.20                2.90                2.10

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.